Supplement to the
Spartan® Total Market Index Fund, Spartan Extended Market Index Fund, and
Spartan International Index Fund
April 26, 2002
Prospectus

The following information replaces the similar information found in the "Fee Table" section on page 8.

Annual fund operating expenses (paid from fund assets)

Spartan Total Market Index	Management fee	0.24%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.17%
	Total annual fund operating expensesA	0.41%
Spartan Extended Market Index	Management fee	0.24%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.21%
	Total annual fund operating expensesB	0.45%
Spartan International Index	Management fee	0.34%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.22%
	Total annual fund operating expensesB	0.56%

A Effective November 5, 1997, FMR has voluntarily agreed to reimburse Spartan Total Market Index to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions or extraordinary expenses), as a percentage of its average net assets, exceed 0.25%. This arrangement may be discontinued by FMR at any time.

B Effective November 1, 2002, FMR has voluntarily agreed to reimburse Spartan Extended Market Index and Spartan International Index to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and other transaction costs, or extraordinary expenses), as a percentage of their respective average net assets, exceed 0.40% and 0.47%. These arrangements may be discontinued by FMR at any time.

SIF-02-02 October 18, 2002
1.717993.115

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses are shown in the table below.

Total Operating Expenses
Spartan Total Market Index	0.25%A
Spartan Extended Market Index	0.40%A
Spartan International Index	0.47%A

A After reimbursement.

The following information supplements the information found in the "Fund Management" section on page 22.

For the fiscal year ended February 28, 2002, Spartan Total Market Index, Spartan Extended Market Index, and Spartan International Index paid management fees of 0.08%, 0.04%, and 0.13%, respectively, of the fund's average net assets, after reimbursement.